UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Boundless Bio, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41989	83-0751369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11099 North Torrey Pines Road, Suite 150
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 766-9912

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BOLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on June 22, 2026, Boundless Bio, Inc., a Delaware corporation (“Boundless Bio”), Boulder Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Boundless Bio (“Merger Sub”), and Serapha Bio, Inc., a Delaware corporation (“Serapha”), entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Serapha, with Serapha surviving as a wholly owned subsidiary of Boundless Bio (the “Merger” and, together with all of the other transactions contemplated by the Merger Agreement, the “Contemplated Transactions”). Capitalized terms used but not otherwise defined in this Item 1.01 shall have the meanings ascribed to such terms in the Merger Agreement.

On August 28, 2026, the parties entered into Amendment No. 1 to the Merger Agreement (the “Amendment”). The Amendment amends the Merger Agreement to, among other things, (i) clarify certain definitions and provisions, including in relation to the Company Pre-Closing Financing; (ii) add mechanics for the treatment of Serapha restricted stock unit awards (“Serapha RSUs”), providing that each Serapha RSU (whether vested or unvested) outstanding immediately prior to the effective time of the Merger will be converted into a restricted stock unit award (an “Assumed RSU”) covering shares of Boundless Bio common stock, par value $0.0001 per share (“Boundless Bio Common Stock”), on generally the same terms and conditions, with the number of shares subject to each such Assumed RSU adjusted by the Exchange Ratio; (iii) add mechanics for the issuance of pre-funded warrants (with an exercise price of $0.00001 per share) as Merger Consideration in lieu of shares of Boundless Bio Common Stock to the extent the issuance of such shares would cause a holder to exceed its applicable Beneficial Ownership Limitation; and (iv) provide that the voting standard for the increase in the number of authorized shares of Boundless Bio Common Stock is the affirmative vote of a majority of the shares of Boundless Bio Common Stock properly cast, rather than the affirmative vote of a majority of the shares of Boundless Bio Common Stock outstanding and entitled to vote thereon.

Except as modified by the Amendment, the terms of the Merger Agreement in the form filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Boundless Bio on June 23, 2026 with the U.S. Securities and Exchange Commission (the “SEC”) are unchanged.

The foregoing description of the Amendment is subject to, and is qualified in its entirety by, the full text of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated August 28, 2026, by and among Boundless Bio, Inc., Boulder Merger Sub Corp., and Serapha Bio, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the structure and expectations of the consummation of the proposed Merger; expectations regarding the structure and completion of the Company Pre-Closing Financing; and other statements that are not historical fact. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Boundless Bio, Serapha or the Contemplated Transactions will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Boundless Bio’s and Serapha’s control. Boundless Bio’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the Closing are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Boundless Bio and Serapha to consummate the proposed Merger; (iii) risks related to Boundless Bio’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or regulatory entity necessary to consummate the proposed Merger, if applicable; (v) the risk that as a result of adjustments to the Exchange Ratio, Boundless Bio’s stockholders and Serapha’s stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Boundless Bio Common Stock relative to the value suggested by the Exchange Ratio and the anticipated cash dividend; (vii) unexpected costs, charges or expenses resulting from the proposed Contemplated Transactions; (viii) the risk that anticipated ownership percentages or cash dividend amount may change based on adjustments at or prior to closing; (ix) the risk that the Company Pre-Closing Financing is not consummated; (x) Serapha’s reliance on intellectual property rights under its license agreement with YolTech Therapeutics and risks related to the protection of intellectual property; and (xi) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement and the other agreements entered into in connection therewith. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Boundless Bio’s Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, each filed with the SEC, and in other filings that Boundless Bio makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement (as defined below). You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Boundless Bio expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Boundless Bio or Serapha.

Participants in the Solicitation

This Current Report on Form 8-K relates to the proposed Merger and other Contemplated Transactions involving Boundless Bio and Serapha and may be deemed to be solicitation material in respect of the proposed Merger and other Contemplated Transactions. In connection with the proposed Merger and other Contemplated Transactions, Boundless Bio will file relevant materials with the SEC, including the Form S-4 that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Boundless Bio may file with the SEC and/or send to Boundless Bio’s stockholders in connection with the proposed Merger. Boundless Bio, Serapha, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Boundless Bio’s stockholders with respect to the proposed Merger and other Contemplated Transactions under the rules of the SEC. Information about the directors and executive officers of Boundless Bio is set forth in its most recent definitive proxy statement filed with the SEC on April 28, 2026. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF BOUNDLESS BIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BOUNDLESS BIO, THE PROPOSED MERGER AND OTHER CONTEMPLATED TRANSACTIONS AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law. BEFORE MAKING ANY VOTING DECISION, INVESTORS

AND SECURITY HOLDERS OF BOUNDLESS BIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BOUNDLESS BIO, THE PROPOSED MERGER AND OTHER CONTEMPLATED TRANSACTIONS AND RELATED MATTERS.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Boundless Bio with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Boundless Bio with the SEC will also be available free of charge on Boundless Bio’s website at investors.boundlessbio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOUNDLESS BIO, INC.

Date: August 28, 2026	By:	/s/ Jessica Oien
	Name:	Jessica Oien
	Title:	President, Chief Legal Officer and Corporate Secretary